Exhibit 10.4

In Canada, unless permitted under securities legislation, the holder of this security must not trade the security before the date that is 4 months and a day after the later of (i) September 2, 2010, and (ii) the date the issuer became a reporting issuer in any province or territory.

These securities and the securities issuable upon the conversion or exercise thereof have not been registered under the United States Securities Act of 1933, as amended (the “1933 Act”) and may not be offered or sold except pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from the registration requirements of the 1933 Act, or outside the United States in accordance with Regulation S under the 1933 Act.

AMENDED AND RESTATED CONVERTIBLE GRID PROMISSORY NOTE

USD$750,000.00

EFFECTIVE DATE: SEPTEMBER 2, 2010
AMENDED AND RESTATED AS OF APRIL 6, 2011

RECITALS:

A.        On September 2, 2010, pursuant to the terms of an investment agreement of the same date, the Borrower (as defined herein) issued a convertible grid promissory note in the aggregate principal amount of US$750,000 to the Lender.

B.        The Borrower and the Lender have entered into a further investment agreement dated the date hereof (the “Investment Agreement”), pursuant to which the parties agreed to make certain amendments to the Note, including modifying the Conversion Price (as defined herein).

C.        The parties wish to amend and restate the terms of the Note in accordance with the terms set forth herein.

1.                  Promise to Pay

FOR VALUE RECEIVED American Lithium Minerals, Inc. (together with its successors, the “Borrower”) unconditionally promises to pay to 2245393 Ontario Inc. (the “Lender”), its successors (including any successor by reason of amalgamation) and assigns, or to its order in lawful money of the United States of America, the amount of SEVEN HUNDRED AND FIFTY THOUSAND DOLLARS ($750,000.00) (the “Principal Amount”) together with interest on the Principal Amount outstanding from time to time under this promissory note (this “Note”), all as recorded by the Lender on the grid attached hereto as Schedule 1 and, if applicable, on any grids attached hereto as subsequently numbered Schedules (collectively, the “Grid”). The Principal Amount outstanding together with accrued and unpaid interest shall be due and be paid on August 31, 2015 (the “Maturity Date”). Capitalized terms used but not defined herein have the meanings given in the Investment Agreement.

2.                  Interest

The Principal Amount outstanding at any time and from time to time shall bear interest from and including the Effective Date to but excluding the Maturity Date at the rate of 4% per annum (calculated on the basis of a year of 365 days). Such interest shall be calculated and accrue daily and shall be payable (without compounding) each and every six months in arrears, with the first payment of interest having been due and payable on February 28, 2011.

Following the occurrence of an Event of Default, the Principal Amount outstanding at any time and from time to time and any accrued but unpaid interest shall bear interest at the rate equal to 12% per annum (calculated on the basis of a year of 365 days).  Such interest shall accrue daily and shall be payable on demand.

3.                  Criminal Rate of Interest

In no event shall the aggregate “interest” (as defined in Section 347 (the “Criminal Code Section”) of the Criminal Code (Canada), payable to the Lender under this Note exceed the effective annual rate of interest lawfully permitted under the Criminal Code Section.  Further, if any payment, collection or demand pursuant to this Note in respect of such “interest” is determined to be contrary to the provisions of the Criminal Code Section, such payment, collection, or demand shall be deemed to have been made by mutual mistake of the Lender and the Borrower and such “interest” shall be deemed to have been adjusted with retroactive effect to the maximum amount or rate of interest, as the case may be, as would not be so prohibited by law or so result in the receipt by the Lender of interest at a rate not in contravention of the Criminal Code Section.

4.                  Interest Act (Canada)

Each interest rate which is calculated under this Note on any basis other than a full calendar year (the “deemed interest period”) is, for the purposes of the Interest Act (Canada), equivalent to a yearly rate calculated by dividing such interest rate by the actual number of days in the deemed interest period, then multiplying such result by the actual number of days in the calendar year (365 or 366).

5.                  Prepayment

The Borrower shall be entitled to prepay all or any portion of the Principal Amount outstanding, provided that the Borrower has first provided at least 30 days’ prior written notice to the Holder (as defined below). For greater certainty, the Holder shall be entitled to elect to exercise the right of conversion provided for in this Note during such 30-day notice period. Any payments in respect of amounts due under this Note shall be applied first in satisfaction of any accrued and unpaid interest, and then to the Principal Amount outstanding.

6.                  Conversion

The Lender may, at the Lender’s option,  at any time and from time to time prior to the close of business of the Borrower on the fifth business day prior to the Maturity Date, elect to convert, in whole or in part, the Principal Amount outstanding and accrued but unpaid interest into common shares in the capital of the Borrower (“Common Shares”). Each Common Share so issued will for these purposes be valued based on a conversion price of US$0.27 per Common Share (the “Conversion Price”).

The Lender, or the current holder of this Note (the “Holder”), shall give a minimum of five business days prior written notice (“Notice of Conversion”) to the Borrower at its address for purposes of notice under Section 13 together with the Conversion Form attached hereto as Schedule B exercising the right to convert this Note in accordance with the provisions hereof. Thereupon the Holder shall be entitled to be entered in the books of the Borrower as at the date of conversion as the holder of the number of Common Shares into which this Note (or the portion converted) is convertible in accordance with the provisions of this Section and, as soon as practicable thereafter and upon surrender of this Note to the Borrower, the Borrower shall deliver to the Holder a certificate or certificates for such Common Shares.

If the Lender provides a Notice of Conversion to the Borrower with respect to the conversion of a portion of the principal amount outstanding under this Note, the Borrower shall issue to the Lender a new convertible promissory note, having the same terms and conditions as this Note, representing the principal amount of the Note not converted.

For the purposes of this Section, this Note shall be deemed to be surrendered for conversion on the date (herein called “Conversion Date”) which is five business days following the date on which Notice of Conversion is received by the Borrower, provided that if this Note is surrendered for conversion on a day on which the register of Common Shares is closed, the Holder shall become the holder of record of such Common Shares as at the date on which such register is next re-opened.

The Borrower shall not be required to issue fractional Common Shares upon the exercise of any conversion right. In lieu of fractional Common Shares, the number of Common Shares issuable on conversion shall be rounded up or down, as the case may be, to the nearest whole Common Share. For greater certainty, no cash payments shall be made by the Borrower in lieu of issuing any fractional interest in a Common Share.

The Borrower covenants that it will issue and deliver to the Lender certificates evidencing such number of Common Shares as shall then be issuable upon the conversion of this Note or such portion of it as is specified in the Notice of Conversion.  The Borrower covenants that all Common Shares which shall be so issuable shall be duly and validly issued as fully paid and non-assessable. The Borrower acknowledges that such certificates may bear legends regarding applicable restrictions on transfers of the Common Shares under applicable Canadian and U.S. securities laws. The Borrower represents and warrants that a sufficient number of Common Shares are authorized and have been reserved for issuance to satisfy the Borrower’s obligations on conversion of the Note.

The Borrower shall not declare or pay dividends in respect of the Common Shares following receipt by the Borrower of the Notice of Conversion, until after the Conversion Date.

7.                  Anti-Dilution Protection

(a)                Definitions:  For the purposes of this Section 7, unless there is something in the subject matter or context inconsistent therewith, the words and terms defined below shall have the respective meanings specified therefor in this Section 7:

(i)                 “Adjustment Period” means the period commencing on the date of issue of the Note and ending at the Maturity Date;

(ii)               “Current Market Price” of the Common Shares at any date means the price per share equal to the weighted average price at which the Common Shares have traded on the Over-the-Counter Bulletin Board or such other stock exchange or over-the-counter market as may be selected by the directors of the Borrower for such purpose during the period of any twenty consecutive trading days ending not more than five business days before such date; provided that the weighted average price shall be determined by dividing the aggregate sale price of all Common Shares sold on the said exchange or market, as the case may be, during the said twenty consecutive trading days by the total number of Common Shares so sold; and provided further that if the Common Shares are not then listed on any stock exchange or traded in the over-the-counter market, then the Current Market Price shall be determined by a firm of independent chartered accountants selected by the directors of the Borrower;

(iii)             “director” means a director of the Borrower for the time being and, unless otherwise specified herein, a reference to action “by the directors” means action by the directors of the Borrower as a board or, whenever empowered, action by the executive committee of such board; and

(iv)             “trading day” with respect to a stock exchange or over-the-counter market means a day on which such stock exchange or market is open for business.

(b)               Adjustments:  Subject to Section 7(5), the Conversion Price shall be subject to adjustment from time to time in the events and in the manner provided as follows:

(i)                 If at any time during the Adjustment Period the Borrower shall:

(A)             fix a record date for the issue of, or issue, Common Shares to the holders of all or substantially all of the outstanding Common Shares by way of a stock dividend;

(B)              fix a record date for the distribution to, or make a distribution to, the holders of all or substantially all of the outstanding Common Shares payable in Common Shares or securities exchangeable for or convertible into Common Shares;

(C)              subdivide the outstanding Common Shares into a greater number of Common Shares; or

(D)             consolidate the outstanding Common Shares into a smaller number of Common Shares,

(any of such events in subsections (i), (ii), (iii) and (iv) above being herein called a “Common Share Reorganization”), the Conversion Price shall be adjusted on the earlier of the record date on which holders of Common Shares are determined for the purposes of the Common Share Reorganization and the effective date of the Common Share Reorganization to the amount determined by multiplying the Conversion Price in effect immediately prior to such record date or effective date, as the case may be, by a fraction:

(1)               the numerator of which shall be the number of Common Shares outstanding on such record date or effective date, as the case may be, before giving effect to such Common Share Reorganization; and

(2)               the denominator of which shall be the number of Common Shares which will be outstanding immediately after giving effect to such Common Share Reorganization (including in the case of a distribution of securities exchangeable for or convertible into Common Shares the number of Common Shares that would have been outstanding had such securities been exchanged for or converted into Common Shares on such date).

To the extent that any adjustment in the Conversion Price occurs pursuant to this Section 7(b)(i) as a result of the fixing by the Borrower of a record date for the distribution of securities exchangeable for or convertible into Common Shares, the Conversion Price shall be readjusted immediately after the expiry of any relevant exchange or conversion right to the Conversion Price which would then be in effect based upon the number of Common Shares actually issued and remaining issuable after such expiry and shall be further readjusted in such manner upon the expiry of any further such right.

(ii)               If at any time during the Adjustment Period the Borrower shall fix a record date for the issue or distribution to the holders of all or substantially all of the outstanding Common Shares of rights, options or warrants pursuant to which such holders are entitled, during a period expiring not more than forty-five days after the record date for such issue (such period being the “Rights Period”), to subscribe for or purchase Common Shares or securities exchangeable for or convertible into Common Shares at a price per share to the holder (or in the case of securities exchangeable for or convertible into Common Shares, at an exchange or conversion price per share) at the date of issue of such securities of less than the Current Market Price of the Common Shares on such record date (any of such events being called a “Rights Offering”), the Conversion Price shall be adjusted effective immediately after the record date for such Rights Offering to the amount determined by multiplying the Conversion Price in effect on such record date by a fraction:

(A)             the numerator of which shall be the aggregate of

(1)               the number of Common Shares outstanding on the record date for the Rights Offering, and

(2)               the quotient determined by dividing

A.                either (a) the product of the number of Common Shares offered during the Rights Period pursuant to the Rights Offering and the price at which such Common Shares are offered, or, (b) the product of the exchange or conversion price of the securities so offered and the number of Common Shares for or into which the securities offered pursuant to the Rights Offering may be exchanged or converted, as the case may be, by

B.                 the Current Market Price of the Common Shares as of the record date for the Rights Offering; and

(B)              the denominator of which shall be the aggregate of the number of Common Shares outstanding on such record date and the number of Common Shares offered pursuant to the Rights Offering (including in the case of the issue or distribution of securities exchangeable for or convertible into Common Shares the number of Common Shares for or into which such securities may be exchanged or converted).

If by the terms of the rights, options, or warrants referred to in this Section 7(b)(ii), there is more than one purchase, conversion or exchange price per Common Share, the aggregate price of the total number of additional Common Shares offered for subscription or purchase, or the aggregate conversion or exchange price of the convertible or exchangeable securities so offered, shall be calculated for purposes of the adjustment on the basis of the lowest purchase, conversion or exchange price per Common Share, as the case may be.  Any Common Shares owned by or held for the account of the Borrower shall be deemed not to be outstanding for the purpose of any such calculation.  To the extent that any adjustment in the Conversion Price occurs pursuant to this Section 7(b)(ii) as a result of the fixing by the Borrower of a record date for the issue or distribution of rights, options or warrants referred to in this Section 7(b)(ii), the Conversion Price shall be readjusted immediately after the expiry of any relevant exchange, conversion or exercise right to the Conversion Price which would then be in effect based upon the number of Common Shares actually issued and remaining issuable after such expiry and shall be further readjusted in such manner upon the expiry of any further such right.

(iii)             If at any time during the Adjustment Period the Borrower shall fix a record date for the issue or distribution to the holders of all or substantially all of the outstanding Common Shares of:

(A)             shares of the Borrower of any class other than Common Shares;

(B)              rights, options or warrants to acquire Common Shares or securities exchangeable for or convertible into Common Shares (other than rights, options or warrants pursuant to which holders of Common Shares are entitled, during a period expiring not more than forty-five days after the record date for such issue, to subscribe for or purchase Common Shares or securities exchangeable for or convertible into Common Shares at a price per share (or in the case of securities exchangeable for or convertible into Common Shares at an exchange or conversion price per share) at the date of issue of such securities to the holder of at least the Current Market Price of the Common Shares on such record date);

(C)              evidences of indebtedness of the Borrower; or

(D)             any property or assets of the Borrower;

and if such issue or distribution does not constitute a Common Share Reorganization or a Rights Offering (any of such non-excluded events being herein called a “Special Distribution”), the Conversion Price shall be adjusted effective immediately after the record date for the Special Distribution to the amount determined by multiplying the Conversion Price in effect on the record date for the Special Distribution by a fraction:

(1)               the numerator of which shall be the difference between

A.                the product of the number of Common Shares outstanding on such record date and the Current Market Price of the Common Shares on such record date, and

B.                 the fair value, as determined in good faith by the directors of the Borrower, to the holders of Common Shares of the shares, rights, options, warrants, evidences of indebtedness or property or assets to be issued or distributed in the Special Distribution, and

(2)               the denominator of which shall be the product obtained by multiplying the number of Common Shares outstanding on such record date by the Current Market Price of the Common Shares on such record date.

Any Common Shares owned by or held for the account of the Borrower shall be deemed not to be outstanding for the purpose of such calculation.  To the extent that any adjustment in the Conversion Price occurs pursuant to this Section 7(b)(iii) as a result of the fixing by the Borrower of a record date for the issue or distribution of rights, options or warrants to acquire Common Shares or securities exchangeable for or convertible into Common Shares referred to in this Section 7(b)(iii), the Conversion Price shall be readjusted immediately after the expiry of any relevant exercise, exchange or conversion right to the amount which would then be in effect based upon the number of Common Shares issued and remaining issuable after such expiry and shall be further readjusted in such manner upon the expiry of any further such right.

(iv)             If at any time during the Adjustment Period there shall occur:

(A)             a reclassification or redesignation of the Common Shares, any change of the Common Shares into other shares or securities or any other capital reorganization involving the Common Shares other than a Common Share Reorganization;

(B)              a consolidation, amalgamation, arrangement or merger of the Borrower with or into another body corporate which results in a reclassification or redesignation of the Common Shares or a change of the Common Shares into other shares or securities;

(C)              the transfer of the undertaking or assets of the Borrower as an entirety or substantially as an entirety to another Company or entity;

(any of such events being called a “Capital Reorganization”), after the effective date of the Capital Reorganization the Holder shall be entitled to receive, and shall accept, for the same aggregate consideration, upon conversion of the Note, in lieu of the number of Common Shares to which the Holder was theretofor entitled upon the conversion of the Note, the kind and aggregate number of shares and other securities or property resulting from the Capital Reorganization which the Holder would have been entitled to receive as a result of the Capital Reorganization if, on the effective date thereof, the Holder had been the registered holder of the number of Common Shares which the Holder was theretofore entitled to purchase or receive upon the conversion of the Note.  If necessary, as a result of any such Capital Reorganization, appropriate adjustments shall be made in the application of the provisions of this Note with respect to the rights and interests thereafter of the Holder to the end that the provisions shall thereafter correspondingly be made applicable as nearly as may reasonably be possible in relation to any shares or other securities or property thereafter deliverable upon the conversion of the Note.

(v)               If at any time during the Adjustment Period any adjustment or readjustment in the Conversion Price shall occur pursuant to the provisions of Sections 7(b)(i), (ii), or (iii) of this Note, then the number of Common Shares purchasable upon the subsequent conversion of the Note shall be simultaneously adjusted or readjusted, as the case may be, by multiplying the number of Common Shares issuable on conversion of the Note immediately prior to such adjustment or readjustment by a fraction which shall be the reciprocal of the fraction used in the adjustment or readjustment of the Conversion Price.

(c)                Rules:  Subject to Section 7(d), the following rules and procedures shall be applicable to adjustments made pursuant to this Section 7:

(i)                 Subject to the following sections of this Section 7(c), any adjustment made pursuant to Section 7 shall be made successively whenever an event referred to therein shall occur.

(ii)               No adjustment in the Conversion Price shall be required unless such adjustment would result in a change of at least one per cent in the then Conversion Price; provided, however, that any adjustments which except for the provision of this subsection (ii) would otherwise have been required to be made shall be carried forward and taken into account in any subsequent adjustment.  Notwithstanding any other provision of Section 7, no adjustment of the Conversion Price shall be made which would result in an increase in the Conversion Price (except in respect of a consolidation of the outstanding Common Shares).

(iii)             If at any time during the Adjustment Period the Borrower shall take any action affecting the Common Shares, other than an action or event described in Section 7, which in the opinion of the directors would have a material adverse effect upon the rights of the Holder, the Conversion Price shall, subject to any necessary regulatory approval, be adjusted in such manner and at such time as the directors may determine to be equitable in the circumstances, provided that no such action shall be taken unless and until the Holder has been provided with notice of such proposed action and the consequences thereof.

(iv)             If the Borrower sets a record date to determine holders of Common Shares for the purpose of entitling such holders to receive any dividend or distribution or any subscription or purchase rights and shall thereafter and before the distribution to such holders of any such dividend, distribution or subscription or purchase rights legally abandon its plan to pay or deliver such dividend, distribution or subscription or purchase rights, then no adjustment in the Conversion Price shall be required by reason of the setting of such record date.

(v)               No adjustment in the Conversion Price shall be made in respect of any event described in Section 7 if the Holder is entitled to participate in such event on the same terms mutatis mutandis as if the Holder had converted the Note prior to or on the record date or effective date, as the case may be, of such event. Any such participation by the Holder is subject to regulatory approval.

(vi)             In any case in which this Note shall require that an adjustment shall become effective immediately after a record date for an event referred to in Section 7 hereof, the Borrower may defer, until the occurrence of such event:

(A)             issuing to the Holder, to the extent that the Note is converted after such record date and before the occurrence of such event, the additional Common Shares issuable upon such exercise by reason of the adjustment required by such event; and

(B)              delivering to the Holder any distribution declared with respect to such additional Common Shares after such record date and before such event;

provided, however, that the Borrower shall deliver to the Holder an appropriate instrument evidencing the right of the Holder upon the occurrence of the event requiring the adjustment, to an adjustment in the Conversion Price or the number of Common Shares purchasable upon the conversion of the Note and to such distribution declared with respect to any such additional Common Shares issuable on the conversion of the Note.

(d)               Notice:  Subject to Section 7(e), at least 21 days prior to the earlier of the record date or effective date of any event which requires or might require an adjustment in any of the rights of the Holder under this Note, including the Conversion Price, the Borrower shall deliver to the Holder a certificate of the Borrower specifying the particulars of such event and, if determinable, the required adjustment and the calculation of such adjustment.  In case any adjustment for which a notice in this Section 7(d) has been given is not then determinable, the Borrower shall promptly after such adjustment is determinable deliver to the Holder a certificate providing the calculation of such adjustment.  The Borrower hereby covenants and agrees that the register of transfers and share transfer books for the Common Shares will be open, and that the Borrower will not take any action which might deprive the Holder of the opportunity of exercising the rights of conversion contained in this Note, during such 21 day period.

(e)                Board Discretion: Notwithstanding any of the foregoing provisions of this Section 7, the board of directors of the Borrower may, subject to any required regulatory approval, vary the procedures described in this Section 7 if it determines in good faith having regard to the intentions underlying these provisions that such procedures would yield an unintended result, provided that such varied procedures are not prejudicial to the interests of the Holder, and the Holder is provided with notice of such proposed variation and the consequences thereof.

8.                  Covenants

(i)         Corporate Existence. The Borrower shall do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence. The Borrower shall cause each of its subsidiaries to preserve and keep in full force and effect its corporate, partnership or other existence, in each case, except as would not otherwise have a material adverse effect on the business, assets, operations, condition, financial or otherwise, of the Borrower and its subsidiaries, taken as a whole.

(ii)        Ranking. The Borrower shall not permit any of its subsidiaries to guarantee or otherwise be liable for, directly or indirectly, any indebtedness for borrowed money unless such subsidiary shall provide a guarantee of the obligations of the Borrower hereunder. The Borrower shall not and shall not permit any of its subsidiaries to, directly or indirectly, create, incur, assume or suffer to exist any lien that secures obligations under any indebtedness for borrowed money (including any guarantee in respect thereof) unless the obligations of the Borrower hereunder (and the obligations of any subsidiary under any guarantee provided in connection herewith) rank in subordination to this Note.

(iii)       Fundamental Changes. The Borrower shall not, and shall not permit any of its subsidiaries to, enter into any transaction whereby all or substantially all of the assets of the Borrower and its subsidiaries (determined on a consolidated basis) would become the property of any other person (whether by way of reorganization, merger, amalgamation, arrangement, consolidation, transfer, sale or otherwise).

9.                  Events of Default

All amounts due under this Note shall immediately become due and payable without any notice, presentation, demand, protest or other action or notice to the Borrower if any one or more of the following events of default (an “Event of Default”) has occurred and is continuing:

(a)                the Borrower fails to make payment when due of the Principal Amount outstanding or of any accrued interest when due;

(b)               any representation and warranty of the Borrower in the Investment Agreement or any Collateral Document shall be inaccurate in any material respect when made or deemed to be made;

(c)                any Collateral Document after delivery thereof shall for any reason (other than pursuant to, and in accordance with, the terms thereof) cease to create a valid and perfected first priority lien on and security interest in the collateral purported to be covered thereby;

(d)               the Borrower shall default in the payment of any principal of or interest on any indebtedness (whether at stated maturity or at mandatory or optional prepayment or otherwise) and such default shall continue beyond any applicable grace period set forth in the agreements or instruments evidencing or relating to such indebtedness, or any default or event of default shall occur under any agreement or instrument evidencing or relating to any indebtedness if the effect thereof is to accelerate the maturity thereof, or to permit the holder or holders of such indebtedness, to accelerate the maturity thereof, or to require the mandatory prepayment or redemption thereof;

(e)                the Borrower shall fail to perform, observe or comply with, in any material respect, any of its covenants herein, in the Investment Agreement or in the Collateral Documents (other than as provided in clauses (a), (c) and (d) above;

(f)                the Borrower (i) becomes insolvent or generally not able to pay its debts as they become due, (ii) admits in writing its inability to pay its debts generally or makes a general assignment for the benefit of creditors, (iii) institutes or has instituted against it any proceeding seeking (x) to adjudicate it a bankrupt or insolvent, (y) liquidation, winding-up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debts under any law relating to bankruptcy, insolvency, reorganization or relief of debtors including any plan of compromise or arrangement or other corporate proceeding involving its creditors, or (z) the entry of an order for relief or the appointment of a receiver, trustee or other similar official for it or for any substantial part of its properties and assets, and in the case of any such proceeding or order instituted against it (but not instituted by it), either the proceeding remains undismissed or unstayed for a period of 45 days, or any of the actions sought in such proceeding (including the entry of an order for relief against it or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its assets) occurs, or (iv) takes any corporate action to authorize any of the above actions.

10.              Grid Notations

The undersigned agrees that the entries by the Lender on the Grid of advances and payments shall be prima facie proof of the matters so recorded. The failure to record any amount on the Grid, however, shall not limit the obligation of the Borrower to repay the principal amount of the advances under this Note together with any and all interest accruing thereon or limit the right of the Lender to recover any amount due and payable hereunder.

11.              Application of Payments

Any payments in respect of amounts due under this Note shall be applied first in satisfaction of any accrued and unpaid interest, and then to the Principal Amount outstanding.

12.              Waiver by the Borrower

The Borrower waives demand, presentment for payment, notice of non-payment, notice of dishonour, notice of acceleration, and notice of protest of this Note.

13.              No Waiver by the Lender

Neither the extension of time for making any payment which is due and payable under this Note at any time or times, nor the failure, delay, or omission of the Lender to exercise or enforce any of its rights or remedies under this Note, shall constitute a waiver by the Lender of its right to enforce any such rights and remedies subsequently.  The single or partial exercise of any such right or remedy shall not preclude the Lender’s further exercise of such right or remedy or any other right or remedy.

14.              Transfer

This Note, including all rights and obligations associated hereunder, shall be transferable at the Holder’s option, in whole or in part, subject to applicable securities law; provided that the Borrower shall not be liable for any additional costs that may be associated or incurred in connection with the transfer, including without limitation any withholding taxes.

Not later than 5 business days after notice to the Borrower from the Holder of its intention to make such transfer or exchange is received by the Borrower and without expense to the Holder, except for any transfer or similar tax which may be imposed on the transfer or exchange, the Borrower shall issue in exchange therefor another note or notes for the same aggregate principal amount as the unpaid principal amount of this Note so surrendered, having the same maturity and rate of interest, containing the same provisions and subject to the same terms and conditions as this Note so surrendered. If the Holder proposes to transfer this Note in part, the Borrower shall issue a note or notes for the aggregate principal amount to be transferred, on the same basis noted in the preceding sentence, and issue a replacement note for the part not transferred to the Holder. Each new Note shall be made payable to such person or persons, or transferees, as the holder of such surrendered Note may designate, and such transfer or exchange shall be made in such a manner that no gain or loss of principal or interest shall result therefrom. The Borrower may elect not to permit a transfer of this Note if it has not obtained reasonable assurances that such transfer is exempt from the prospectus and registration requirements under applicable securities law.

15.              Notices

Any notice or other communication that is required or permitted to be given pursuant to this Note shall be in writing and will be validly given if delivered in person (including by courier service) or transmitted by electronic delivery as follows:

if to the Lender:	2245393 Ontario Inc. c/o Osler, Hoskin & Harcourt LLP Suite 6100, 1 First Canadian Place Toronto, ON M5X 1B8 Attention: Emmanuel Pressman Fax: (416) 862-6666 E‑mail: epressman@osler.com
if to the Borrower:	American Lithium Minerals, Inc. 2850 W. Horizon Ridge Parkway, Suite 200 Henderson, NV 89052 Attention: Hugh Aird Fax: (702) 430-4507 E‑mail: haird@americanlithium.com

Any such notice or other communication will be deemed to have been given and received on the day on which it was delivered or transmitted by electronic delivery (or, if such day is not a Business Day, on the next following Business Day). Any party may at any time change its address for service from time to time by giving notice to the other parties in accordance with this Section.  For the purposes of this Note, “Business Day” means any day, other than a Saturday or Sunday, on which banks in Toronto, Ontario are open for commercial banking business during normal banking hours.

16.              Governing Law and Successors

This Note is made under and shall be governed by and construed in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable in the Province of Ontario, and shall enure to the benefit of the Lender and its successors (including any successor by reason of amalgamation) and assigns, and shall be binding on the Borrower and its successors (including any successor by reason of amalgamation) and permitted assigns.

[Signature Page Follows]

AMERICAN LITHIUM MINERALS, INC., as Borrower
By:
Name:
Title:
By:
Name:
Title:

Acknowledged and agreed this _____ day of April, 2011.

2245393 ONTARIO INC., as Lender
By:
Name:
Title:
By:
Name:
Title:

SCHEDULE NO. 1 TO THE CONVERTIBLE GRID PROMISSORY NOTE OF AMERICAL LITHIUM MINERALS, INC. TO 2245393 ONTARIO INC.

DATED April 6, 2011

ADVANCES AND PAYMENT

DATE	AMOUNT ADVANCED	AMOUNT PAID	TOTAL PRINCIPAL OUTSTANDING
09/02/2010	US$500,000	-	US$500,000
09/16/2010	US$250,000	-	US$750,000

SCHEDULE A

Assignment FORM

TO:                 American Lithium Minerals, Inc. (the “Borrower”)

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers to the following person all rights of the undersigned pursuant to the amended and restated convertible grid promissory note issued by the Borrower dated April 6, 2011.

Name of Assignee:

Address:

and the undersigned hereby irrevocably constitutes and appoints such assignee to be the lawful attorney of the undersigned to transfer such rights to the Note on the books of the Borrower, with full power of substitution.

The undersigned hereby certifies that the transfer of these securities is not being made in any public offering and: (a) that the transferee is an “accredited investor”, as such term is defined in Rule 501(a) of the United States Securities Act of 1933, as amended, and (b) that such transferee is an “accredited investor” as such term is defined in National Instrument 45-106 – Prospectus and Registration Exemptions of the Canadian Securities Administrators and specifically represents and warrants that one or more of the categories set out in such National Instrument correctly, and in all respects, describes the transferee.

Date:  _________________

                                                                                       Name:

                                                                                       Title (if applicable):

                                                                                       Address:

SCHEDULE B

CONVERSION FORM

TO:                 American Lithium Minerals, Inc. (the “Borrower”)

The undersigned hereby irrevocably elects to convert into common shares of the Borrower as defined in and in accordance with the terms of said Note (check one):

[ ]	all of the Principal Amount outstanding, together with any accrued but unpaid interest; or
[ ]

all accrued but unpaid interest, together with US$                            principal amount of the Note.  The Borrower shall issue and deliver to the undersigned a note representing the balance of the principal amount as promptly as practicable.

                        DATED at __________________ this _____ day of _____________, ______.

Per:

            Address: